	Household Home Equity Loan Trust 1999-1

	Distribution Number	54
	Beginning Date of Accrual Period	04/01/04
	End Date of Accrual Period	04/30/04
	Distribution Date	05/20/04
	Previous Distribution Date	04/20/04

	Funds Disbursement
	Available Funds for Distribution / Collected Funds	6,143,800.37
	Available Distribution Amount	6,093,167.96
	Principal Collections	5,199,046.84
	Interest Collections (net of servicing fee)	894,121.12
	Collections of Interest (net of servicing fee and principal recoveries)	894,047.85
	Principal recovery	73.27
	Distribution of Interest Collections
	Servicing Fee	50,632.41
	Extra Principal Distribution Amount	-
	Interest Paid	619,629.32
	To Class R	274,491.80

	Distribution of Principal Collections
	Principal Paid to Certificates	4,334,169.41
	Overcollateralization Release Amount	864,877.43

	Pool Balance
	Begin Principal Balance	121,517,785.41
	Adjustments	-
	Principal Collections (including repurchases)	(5,199,046.84)
	Charge-offs	(151,779.59)
	End Principal Balance	116,166,958.98

	Collateral Performance
	Cash Yield (% of beginning balance)	9.33%
	Charge off Rate (net of principal recoveries; % of beginning balance)	1.50%
	Net Yield	7.83%
	Realized Losses during the collection period	151,706.32

	Delinquent Loans (contractual)
	30-59 days principal balance of loan	5,762,690.21
	30-59 days number of loans	91
	60-89 days principal balance of loan	911,915.25
	60-89 days number of loans	17
	90+ days number of loans	93
	90+ days principal balance of loan	5,741,743.43

	Number of loans that went into REO during the collection period	3
	Principal balance of loans that went into REO during the collection period	209,809.46
	Principal balance of REO as of the end of the collection period	1,774,807.38

	Overcollateralization Reconcilliation
	Begin OC Amount	23,088,379.23
	Target OC Amount	22,071,722.21
	OC Deficiency	-
	OC Release Amount	864,877.43
	Charge-offs	151,779.59
	End OC Amount	22,071,722.21
	Monthly Excess Cash Flow	274,491.80

	Loan Repurchase Detail
	Number of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.02 during the period	0.00
	Number of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 2.04 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.01 during the period	0.00
	Number of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Principal balance of loans purchased or substituted pursuant to 3.07 during the period	0.00
	Substitutiion Adjustment Amounts	0.00
	Number of Home Equity Loans outstanding (Beginning of Collection Period)	2,104
	Number of Home Equity Loans outstanding (Ending of Collection Period)	2,034

	Other
	Stepdown	Yes
	Trigger Event	No
	Event of Default	No
	Pool Factor	0.1880438
	Principal Distribution Amount	4,334,169.41
	Principal Collections	5,199,046.84
	Extra Principal Distribution Amount	0.00
	O/C Release Amount	864,877.43

	Class A-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-1 Interest Due & Paid
	1. Class A-1 related Note Rate	6.83%
	2. Accrual Convention	30/360

	3. Class A-1 Principal Balance, BOP	-
	4. Class A-1 Interest Carryover Shortfall, BOP	-

	5. Class A-1 Interest Due	-
	6. Class A-1 Interest Paid	-
	7. Class A-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-1 Principal Due & Paid
	1. Class A-1 Principal Balance, BOP	-
	2. Class A-1 Principal Due	-
	3. Class A-1 Principal Paid	-
	4. Class A-1 Principal Balance, EOP	-

	5. Class A-1 Notes Balance as a % of the Total Certificate Balance, EOP	0
	6. Class A-1 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	-
	2. Principal Distribution per $1,000	-
	3. Interest Distribution per $1,000	-

	B. Calculation of Class A-2 Interest Due & Paid
	1. Class A-2 related Note Rate	6.95%
	2. Accrual Convention	30/360

	3. Class A-2 Principal Balance, BOP	-
	4. Class A-2 Interest Carryover Shortfall, BOP	-

	5. Class A-2 Interest Due	-
	6. Class A-2 Interest Paid	-
	7. Class A-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-2 Principal Due & Paid
	1. Class A-2 Principal Balance, BOP	-
	2. Class A-2 Principal Due	-
	3. Class A-2 Principal Paid	-
	4. Class A-2 Principal Balance, EOP	-

	5. Class A-2 Notes Balance as a percentage of the Total Certificate Balance	0
	6. Class A-2 Notes Balance as a percentage of the Pool Balance, EOP	0

	Class A-3 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	28.998788
	2. Principal Distribution per $1,000	26.588299
	3. Interest Distribution per $1,000	2.410488

	B. Calculation of Class A-3 Interest Due & Paid
	1. Class A-3 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-3 Principal Balance, BOP	36,107,177.58
	4. Class A-3 Interest Carryover Shortfall, BOP	-

	5. Class A-3 Interest Due	216,943.96
	6. Class A-3 Interest Paid	216,943.96
	7. Class A-3 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-3 Principal Due & Paid
	1. Class A-3 Principal Balance, BOP	36,107,177.58
	2. Class A-3 Principal Due	2,392,946.92
	3. Class A-3 Principal Paid	2,392,946.92
	4. Class A-3 Principal Balance, EOP	33,714,230.66

	5. Class A-3 Notes Balance as a percentage of the Total Certificate Balance	0.358299015
	6. Class A-3 Notes Balance as a percentage of the Pool Balance, EOP	0.290222202

	Class A-4 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	19.949866
	2. Principal Distribution per $1,000	15.308112
	3. Interest Distribution per $1,000	4.641754

	B. Calculation of Class A-4 Interest Due & Paid
	1. Class A-4 related Note Rate	7.21%
	2. Accrual Convention	30/360

	3. Class A-4 Principal Balance, BOP	33,157,960.11
	4. Class A-4 Interest Carryover Shortfall, BOP	-

	5. Class A-4 Interest Due	199,224.08
	6. Class A-4 Interest Paid	199,224.08
	7. Class A-4 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class A-4 Principal Due & Paid
	1. Class A-4 Principal Balance, BOP	33,157,960.11
	2. Class A-4 Principal Due	657,024.16
	3. Class A-4 Principal Paid	657,024.16
	4. Class A-4 Principal Balance, EOP	32,500,935.95

	5. Class A-4 Notes Balance as a percentage of the Total Certificate Balance	0.345404689
	6. Class A-4 Notes Balance as a percentage of the Pool Balance, EOP	0.279777798

	Class M-1 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	19.874232
	2. Principal Distribution per $1,000	17.309284
	3. Interest Distribution per $1,000	2.564948

	B. Calculation of Class M-1 Interest Due & Paid
	1. Class M-1 related Note Rate	7.83%
	2. Accrual Convention	30/360

	3. Class M-1 Principal Balance, BOP	13,974,545.32
	4. Class M-1 Interest Carryover Shortfall, BOP	-

	5. Class M-1 Interest Due	91,183.91
	6. Class M-1 Interest Paid	91,183.91
	7. Class M-1 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-1 Principal Due & Paid
	1. Class M-1 Principal Balance, BOP	13,974,545.32
	2. Class M-1 Principal Due	615,345.03
	3. Class M-1 Principal Paid	615,345.03
	4. Class M-1 Principal Balance, EOP	13,359,200.29

	5. Class M-1 Notes Balance as a percentage of the Total Certificate Balance	0.141975309
	6. Class M-1 Notes Balance as a percentage of the Pool Balance, EOP	0.115

	Class M-2 Noteholder's Statement
	A. Information on Distributions
	1. Total Distribution per $1,000	23.728149
	2. Principal Distribution per $1,000	20.317536
	3. Interest Distribution per $1,000	3.410613

	B. Calculation of Class M-2 Interest Due & Paid
	1. Class M-2 related Note Rate	8.87%
	2. Accrual Convention	30/360

	3. Class M-2 Principal Balance, BOP	15,189,723.17
	4. Class M-2 Interest Carryover Shortfall, BOP	-

	5. Class M-2 Interest Due	112,277.37
	6. Class M-2 Interest Paid	112,277.37
	7. Class M-2 unpaid Carryover Shortfall, EOP	-

	C. Calculation of Class M-2 Principal Due & Paid
	1. Class M-2 Principal Balance, BOP	15,189,723.17
	2. Class M-2 Principal Due	668,853.30
	3. Class M-2 Principal Paid	668,853.30
	4. Class M-2 Principal Balance, EOP	14,520,869.87

	5. Class M-2 Notes Balance as a percentage of the Total Certificate Balance	0.154320988
	6. Class M-2 Notes Balance as a percentage of the Pool Balance, EOP	0.125

	HOUSEHOLD FINANCE CORPORATION
	HOUSEHOLD HOME EQUITY LOAN TRUST 1999-1

	The undersigned, a duly authorized representative of Household Finance
	Corporation, as Servicer ( the "Servicer" ), pursuant to a Pooling and Servicing
	Agreement dated as of November 1, 1999 (the "Pooling and Servicing Agreement"),
	by and among HFC Revolving Corporation, as Depositor, the Servicer, and
	JPMorgan Chase Bank (as successor to Bank One, National Association) as Trustee,
	does hereby certify with respect to the information set forth below as follows:

1	Capitalized terms used in this Certificate shall have the respective
	meanings set forth in the Pooling and Servicing Agreement.

2	Household Finance Corporation is, as of the date hereof, the
	Servicer under the Pooling and Servicing Agreement.

3	The undersigned is a Servicing Officer.

4	This Certificate relates to the Distribution Date occurring on May 20, 2004

5	As of the date hereof, to the best knowledge of the undersigned, the
	Servicer has performed in all material respects all its obligations
	under the Pooling and Servicing Agreement through the Collection Period
	preceding such Distribution Date.

6	As of the date hereof, to the best knowledge of the undersigned, no
	Event of Default has been deemed to have occurred on or prior to
	such Distribution Date.

	IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
	Certificate the 17th day of May, 2004.

	HOUSEHOLD FINANCE CORPORATION
	as Servicer

	By: /s/ Steven H. Smith
	Title: Servicing Officer